Exhibit 10.1

TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of January 22, 2021 (for purposes hereof, the “Twelfth Amendment Effective Date”), by and among HARVEST CAPITAL CREDIT CORPORATION, a Delaware corporation (“Harvest”), HCAP Equity Holdings, LLC, a Delaware limited liability company (“Attached Equity Holder”), and HCAP ICC, LLC, a Delaware limited liability company (“ICC Loan Subsidiary”), and each other Subsidiary of Harvest from time to time party hereto as a “Borrower” (together with Attached Equity Holder and ICC Loan Subsidiary, each individually a “Subsidiary Borrower” and collectively the “Subsidiary Borrowers” and together with Harvest, each individually and collectively, jointly and severally, the “Borrower”), each of the undersigned financial institutions (individually each a “Lender” and collectively the “Lenders”), which Lenders collectively constitute all of the Lenders party to the Loan Agreement (defined below) as of the date hereof, and PACIFIC WESTERN BANK (successor-by-merger to CapitalSource Bank), a California state-chartered bank and, as administrative, payment and collateral agent for itself, as a Lender, and for the other Lenders (together with its successors and assigns in such capacities, “Agent”).

R E C I T A L S:

WHEREAS, Borrower, Agent and the Lenders have entered into that certain Loan and Security Agreement, dated as of October 29, 2013 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), as amended by (i) that certain First Amendment to Loan and Security Agreement, dated as of December 30, 2013, (ii) that certain Second Amendment to Loan and Security Agreement, dated as of December 17, 2014, (iii) that certain Third Amendment to Loan and Security Agreement, dated as of September 22, 2015, (iv) that certain Fourth Amendment to Loan and Security Agreement and Joinder and Limited Waiver and Consent, dated as of August 4, 2016, (v) that certain Fifth Amendment to Loan and Security Agreement, dated as of April 28, 2017, (vi) that certain Sixth Amendment to Loan and Security Agreement, dated as of November 28, 2017, (vii) that certain Seventh Amendment to Loan and Security Agreement, dated as of November 1, 2018, (viii) that certain Eighth Amendment to Loan and Security Agreement, dated as of May 10, 2019, (ix) that certain Ninth Amendment to Loan and Security Agreement, dated as of May 20, 2020, but effective as of April 30, 2020, (x) that certain Tenth Amendment to Loan and Security Agreement, dated as of August 6, 2020 and (xi) that certain Eleventh Amendment to Loan and Security Agreement, dated as of October 30, 2020 (the “Eleventh Amendment” and together with each of the other foregoing amendments to the Loan Agreement referenced in clauses (i) through (x) above, collectively, the “Prior Amendments”), pursuant to which Agent and Lenders made certain financial accommodations to Borrower; and

WHEREAS, Borrower, Agent and Lenders desire to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the above-premises and other good and valuable consideration, the parties hereto covenant and agree as follows:

1. The foregoing recitals are incorporated herein by reference.

2. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement (as amended hereby).

3. Amendments to Loan Agreement.

(a) Section 1.1 of the Loan Agreement is hereby amended to amend and restate the definition of “Debt Service” therein to read as follows:

“Debt Service” shall mean, for any period of time, the sum of (i) all scheduled principal payments on any Indebtedness that are due and payable during such period of time (provided, that the amount under this clause (i) shall exclude (A) the final “balloon” payment due on the Maturity Date and (B) for any such period occurring during the period on or after the commencement of the Amortization Period through the calendar month ending June 30, 2021, an amount equal to the lesser of (x) the amount of the required amortization payment pursuant to Section 2.7(b) hereof for such period and (y) the aggregate amount of all prepayments of principal (both voluntary and mandatory) collected from any of the Collateral during such period), plus (ii) all scheduled fees that are due and payable during such period of time (including (for the avoidance of doubt) any scheduled fees payable with respect to any Unsecured Longer-Term Indebtedness), plus (iii) all interest payments on any Indebtedness that are due and payable during such period of time based on the interest rate applicable to the Loan hereunder as in effect on such date of determination.

(b) Section 1.1 of the Loan Agreement is hereby amended to amend the definition of “Modified Net Investment Income” therein to delete the reference to “$1,000,000” therein and replace it with “$1,500,000” therein.

(c) Section 1.1 of the Loan Agreement is hereby amended to amend and restate the definition of “Revolving Period” therein to read as follows:

“Revolving Period” shall mean the period commencing on the Closing Date and ending on the earlier of (a) June 30, 2021, and (b) the occurrence and continuance of an Event of Default.

4. All references in the Loan Documents to the “Loan Agreement” shall be deemed to refer to the Loan Agreement as amended by this Amendment.

5. Borrower covenants and agrees with and represents and warrants to Agent and Lenders as follows:

(a) Borrower’s obligations under the Loan Agreement, as modified hereby, are and shall remain secured by, inter alia, the Loan Agreement and the other Security Documents;

(b) (i) Borrower possesses all of the powers requisite for it to enter into and carry out the transactions of Borrower referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Loan Documents and any other documents contemplated herein that are to be performed by Borrower; (ii) any and all actions required or necessary pursuant to Borrower’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by Borrower of the terms and conditions of this Amendment, the Loan Documents and said other documents; (iii) such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which Borrower is a party or by which Borrower or any of its properties are bound; (iv) all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by Borrower of the terms and conditions of this Amendment, the Loan Documents, the said other documents and the transactions contemplated hereby have been obtained by Borrower and are in full force and effect;

(c) This Amendment and the Loan Documents constitute the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d) All representations and warranties made by Borrower in the Loan Documents are true and correct in all material respects, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the Twelfth Amendment Effective Date;

(e) This Amendment is not a substitution, novation, discharge or release of the Borrower’s obligations under the Loan Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect;

(f) (i) No Default or Event of Default has occurred and is continuing under the Loan Documents; and (ii) there exist no defenses, offsets, counterclaims or claims with respect to Borrower’s obligations and liabilities under the Loan Agreement or any of the other Loan Documents; and

(g) Borrower hereby ratifies and confirms in full its duties and obligations under the Loan Agreement and the other Loan Documents.

6. The following are conditions precedent to this Amendment:

(a) Borrower shall have executed and delivered to Agent this Amendment;

(b) The representations and warranties contained in the Loan Documents and in any certificates delivered to Agent in connection with the closing of this Amendment shall be true and correct in all material respects, and all covenants and agreements required to have been complied with and performed by Borrower shall have been fully complied with and performed to the satisfaction of Agent;

(c) All actions taken in connection with the execution and delivery of this Amendment shall be completely satisfactory to Agent and its counsel, and Agent and its counsel shall have received copies of all such documents, instruments, and other items as Agent or its counsel may reasonably request in connection therewith, all in form and substance satisfactory to Agent and its counsel, in their sole discretion;

(d) There has been no occurrence of any Default or Event of Default that is continuing and/or the exercise by Agent or any Lender of any and all of its available rights and remedies with respect thereto;

(e) Borrower shall have paid to Agent all fees and out-of-pocket costs, expenses, and disbursements, including without limitation, reasonable fees and expenses of counsel (whether in house counsel or retained counsel) incurred by Agent in connection with the development, preparation, execution, administration, interpretation, or performance of this Amendment and the documents to be entered into and/or reviewed in connection therewith; and

(f) Such other matters as Agent shall reasonably require.

7. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS ARE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK IN RELIANCE ON NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION; EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, FEDERAL LAW OR THE LAW OF THE STATE OF NEW YORK, AS APPLICABLE, SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER.  TO THE FULLEST EXTENT PERMITTED BY Applicable LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE Applicable LAW OF ANY OTHER JURISDICTION GOVERNS THIS AMENDMENT.

8. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

9. Except as specifically modified herein, the Loan Agreement and the other Loan Documents are hereby ratified and confirmed. Borrower and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees (i) that this Amendment is not intended to constitute, and does not constitute or give rise to, and shall not cause any novation, cancellation or extinguishment of any or all of the Obligations or of any interests owned or held by Agent (and not previously released) in and to any of the Collateral, and (ii) to pay the Loan and all related expenses, as and when due and payable in accordance with the Loan Agreement and the other Loan Documents (as amended hereby), and to observe and perform the Obligations, and do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default.

10. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf), or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

11. Borrower HEREBY ACKNOWLEDGES AND AGREES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, Borrower HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH LENDER AND AGENT AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, ATTORNEYS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL CLAIMS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT Borrower MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. Borrower ACKNOWLEDGES THAT THE FOREGOING RELEASE IS A MATERIAL INDUCEMENT TO AGENT AND LENDERS’ DECISION TO EXTEND TO SUCH CREDIT PARTY THE FINANCIAL ACCOMMODATIONS HEREUNDER AND HAS BEEN RELIED UPON BY AGENT IN AGREEING TO MAKE THE LOAN. Borrower HEREBY FURTHER SPECIFICALLY WAIVES ANY RIGHTS THAT IT MAY HAVE UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE (TO THE EXTENT APPLICABLE), WHICH PROVIDES AS FOLLOWS: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR,” AND FURTHER WAIVES ANY SIMILAR RIGHTS UNDER APPLICABLE LAWS.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the Borrower, Agent and Lenders have executed this Twelfth Amendment to Loan and Security Agreement as of the date first above written.

BORROWER:

HARVEST CAPITAL CREDIT CORPORATION,
a Delaware corporation

By:	/s/ William E. Alvarez, Jr.
Name:	William E. Alvarez, Jr.
Title:	Chief Financial Officer

HCAP Equity Holdings, LLC,
a Delaware limited liability company

By:	Harvest Capital Credit Corporation,
its sole Member

By:	/s/ William E. Alvarez, Jr.
Name:	William E. Alvarez, Jr.
Title:	Chief Financial Officer

HCAP ICC, LLC,
a Delaware limited liability company

By:	Harvest Capital Credit Corporation,
its sole Member

By:	/s/ William E. Alvarez, Jr.
Name:	William E. Alvarez, Jr.
Title:	Chief Financial Officer

[Signature Page]

Twelfth Amendment to Loan and Security Agreement

ADMINISTRATIVE AGENT, COLLATERAL AGENT, PAYMENT AGENT AND LENDER:

PACIFIC WESTERN BANK
(successor-by-merger to CapitalSource Bank),
a California state-chartered bank

By:	/s/ Brian Petronis
Name:	Brian Petronis
Title:	SVP, Portfolio Manager

[Signature Page]

Twelfth Amendment to Loan and Security Agreement

LENDER:

CITY NATIONAL BANK,
as a Lender

By:	/s/ Eric Lo
Name:	Eric Lo
Title:	Senior Vice President

[Signature Page]

Twelfth Amendment to Loan and Security Agreement